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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) DECEMBER 22, 1998
                                                        -----------------


                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                                                              04-2526583
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                                                         0-11309
                                                        (Commission File Number)

GALILEO PARK, P.O. BOX 550, STURBRID MASSACHUSETTS                         01566
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number includ                              (508) 347-9191





--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

         The Registrant reported financial results for its fourth quarter and for the fiscal year ended September 30, 1998. The Company also announced the signing of an agreement with an investment entity under which that entity will, subject to satisfaction of conditions to closing, purchase for $6.0 million in a private transaction 2,000,000 shares of the Company's common stock, together with warrants for an additional 2,000,000 shares. The Company also announced that it had implemented further cost reduction measures, consisting principally of reductions in staffing at its Sturbridge, Massachusetts facility. Additionally, the Company terminated operations of its Telecommunications business and is seeking buyers for this business. A press release, dated December 22, 1998, describing each of these items is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)       Exhibits

                  99.1     Press Release dated December 22, 1998.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GALILEO CORPORATION


Date: December 30, 1998                By: /s/ Josef W. Rokus
                                           -------------------------------------
                                           Josef W. Rokus
                                           Vice President, Corporate Development
                                           and Secretary


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                                  EXHIBIT INDEX


Exhibit No.
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   99.1           Press Release dated December 22, 1998.